Income Taxes	12 Months Ended
Sep. 30, 2013
Income Tax Disclosure [Abstract]
Income Taxes
INCOME TAXES
The Consolidated Statements of Financial Condition at September 30, 2013 and 2012 include net deferred tax assets (liabilities) of $22,554,000 and $8,449,000, respectively, that have been provided for the temporary differences between the tax basis and the financial statement carrying amounts of liabilities and assets. The major sources of these temporary differences and their deferred tax effects were as follows:

September 30,	2013	2012
	(In thousands)
Deferred tax assets
Loan loss reserves	$52,182	$48,932
REO reserves	18,018	24,003
Asset Purchase Tax Basis Difference (net)	20,008	29,165
Delinquent accrued interest	6,536	5,932
Other, net	3,810	958
Total deferred tax assets	100,554	108,990
Deferred tax liabilities
FDIC indemnification asset	8,033	21,050
Federal Home Loan Bank stock dividends	34,367	35,557
Valuation adjustment on available-for-sale securities	3,706	7,731
Loan origination costs	11,980	12,670
Depreciation	19,722	22,313
Deferred gain on forward commitments	—	—
Core deposit intangible	192	1,220
Total deferred tax liabilities	78,000	100,541
Net deferred tax asset	22,554	8,449
Current tax asset	21,446	14,064
Net tax asset	$44,000	$22,513

A reconciliation of the statutory federal income tax rate to the effective income tax rate follows:

Year ended September 30,	2013	2012	2011
Statutory income tax rate	35%	35%	35%
State income tax	2	2	2
Other differences	(2)	(1)	(1)
Effective income tax rate	35%	36%	36%

Income taxes (benefit) are summarized as follows:

	2013	2012
Federal:
Current	$66,756	$57,047
Deferred	10,355	15,589
	77,111	72,636
State:
Current	$5,213	$4,091
Deferred	787	1,001
	6,000	5,092
Total
Current	71,969	61,138
Deferred	11,142	16,590
	$83,111	$77,728

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2013	2012
	(In thousands)
Balance at October 1,	$4,509	$4,191
Tax positions related to current year:
Additions	—	—
Reductions	—	—
Tax positions related to prior years:
Additions	234	506
Reductions	(1,293)	—
Settlements with taxing authorities	(302)	—
Lapses in statues of limitations	(3,033)	(188)
Balance at September 30,	$115	$4,509

As of 2013 and 2012, the Company's liability for uncertain tax positions was $0.1 million and $3.2 million, respectively. Included in the balance of unrecognized tax benefits at 2013, are $0.1 million of tax benefits that, if recognized, would affect the effective tax rate. The Company records interest and penalties related to uncertain tax positions in income tax expense. As of 2013 and 2012, there were approximately $0.0 million and $2.0 million, respectively, of accrued interest and $0.0 million and $0.3 million, respectively, of accrued penalties.
Based on current information the Company does not expect that changes in the amount of unrecognized tax benefits over the next twelve months will have a significant impact on the results of operations or the financial position of the Company.
The Company's federal income tax returns are open for the tax years 2010 through 2013. State income tax returns are generally subject to examination for a period of three to five years after filing of the respective return. The state impact of any federal changes remains subject to examination by various states for a period of up to two years after formal notification to the states. The Company has various federal and state income tax returns in the process of examination. The Company's unrecognized tax benefits are related to state returns open from 2010 through 2013.
The Company has been examined by the Internal Revenue Service through the year ended September 30, 1990. There were no material changes made to the Company's originally reported taxable income as a result of this examination.